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                                                                 EX.99.906CERT

         Certification Pursuant to Section 906 of the Sarbanes-Oxley Act

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Jacob Internet Fund Inc., does hereby certify, to such officer's knowledge, that the report on Form N-CSR of Jacob Internet Fund Inc. for the year ended August 31, 2006 fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as applicable, and that the information contained in the Form N-CSR fairly presents, in all material respects, the financial condition and results of operations of Jacob Internet Fund Inc. for the stated period.


 /s/ Ryan Jacob                          /s/ Francis Alexander
 ----------------------------            --------------------------------------
     Ryan Jacob                            Francis Alexander
     President, Jacob Internet Fund Inc.   Treasurer, Jacob Internet Fund Inc.

Dated: 11/9/06
       ------------------------------


This statement accompanies this report on Form N-CSR pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not be deemed as filed by Jacob Internet Fund Inc. for purposes of Section 18 of the Securities Exchange Act of 1934.